UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss. 240.14a-12
AMERICAN SECURITY RESOURCES CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_____________________________________________________________

(2) Aggregate number of securities to which transaction applies:

_____________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________

(4) Proposed maximum aggregate value of transaction:

_____________________________________________________________

(5) Total fee paid: _____________________________________________________________
[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

_____________________________________________________________

(2) Form, Schedule or Registration Statement No.:

_____________________________________________________________

(3) Filing Party:

_____________________________________________________________

(4) Date Filed:

_____________________________________________________________

AMERICAN SECURITY RESOURCES CORPORATION
9601 KATY FREEWAY, SUITE 220
HOUSTON, TEXAS 77024

June __, 2008

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of American Security Resources Corporation to be held at the offices of Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056, 11:00 A.M., Central Time, Friday, July 11, 2008.

Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter.  We look forward to greeting in person as many of our shareholders as possible.

               It is important that your shares be represented and voted at the meeting.  Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope or by fax to 713-465-1080.  Returning the proxy does NOT deprive you of your right to attend the Annual Meeting.  If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

Frank Neukomm
Chief Executive Officer

AMERICAN SECURITY RESOURCES CORPORATION
9601 KATY FREEWAY, SUITE 220
HOUSTON, TEXAS 77024

__________________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

__________________________________________________________________

The Annual Meeting of Shareholders of American Security Resources Corporation will be held at the offices of Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056, 11:00 A.M., Central Time, Friday, July 11, 2008, for the following purposes:

1.	Election of Directors. To elect 5 directors to the Board of Directors to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified.

2.	Ratify the Amendment of Articles of Incorporation. To ratify the increase of our authorized shares of common stock from 200,000,000 to 500,000,000.

3.
Amendment of Articles of Incorporation.  To approve the amendment to the Articles of Incorporation to increase the authorized shares of preferred stock from 1,000,000 shares to 2,000,000 shares, with the voting powers, designations, preferences, limitation, restrictions and relative rights to be determined by the Board of Directors without further action from the stockholders.

4.
Approve the Amended and Restated Articles of Incorporation.  The Amended and Restated Articles of Incorporation, makes no material changes to the Articles of Incorporation, other than incorporating all prior amendments, the ratification increasing the authorized shares of common stock to 500,000,000 and the amendment increasing the authorized shares of preferred stock to 2,000,000.

5.
Ratify the Issuance of our Stock Issuances and Derivate Securities.  To ratify the issuance of common stock in excess of 200,000,000 shares and any derivative securities that may result in the issuance of common stock in excess of 200,000,000 shares, which includes: (i) the issuance of 41,591,847 shares which were issued since February 2008 (“Stock Issuances”); (ii) the derivative securities issued to St. George Investments, Ltd as well as the shares of common stock issuable upon conversion and/or exercise of the derivative securities (“St. George Financing”); (iii) the derivative securities issued to Golden Gate Investors, Inc. as well as the shares of common stock issuable upon conversion and/or exercise of the derivative securities (“Golden Gate Financing); (iv) the derivative securities issued in connection with $50,000 of additional financings as well as the shares of common stock issuable upon conversion and/or exercise of the derivative securities (“Additional Convertible Debt”); (v) the issuance of warrants to various investors to purchase 3,488,000 shares of common stock and the 3,488,000 shares of common stock issuable upon exercise of the warrants (“Investors Warrants”) (vi) the issuance of warrants to our officers and directors to purchase 9,000,000 shares of common stock and the 9,000,000 shares of common stock issuable upon exercise of the warrants (“Officer and Director Warrants”); and (vii) the Series A Preferred Stock Super Voting Convertible Stock and the 1,000,000 shares of common stock issuable upon conversion of our Series A Preferred Super Voting Convertible Stock (collectively, with the St. George Financing, the Golden Gate Financing, Additional Convertible Debt and the Investors Warrants, including the issuance of the common stock issuable upon conversion or exercise of such securities, the “Derivative Securities”).

6.	Approve the Plan. To approve the Company’s 2008 Stock Option Plan (“Plan”).

7.	Other Business. To transact any and all other business that may properly come before the meeting.

These business items are described more fully in the Proxy Statement accompanying this Notice.

                Only shareholders who owned our common stock at the close of business on May 14, 2008, can vote at this meeting or any adjournments that may take place.  All shareholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose or by fax at 713-465-1080.  Your stock will be voted in accordance with the instructions you have given.  Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

Frank Neukomm
Chief Executive Officer

Dated: June __, 2008

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE OR BY FAX AT 713-465-1080 SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

 AMERICAN SECURITY RESOURCES CORPORATION.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 11, 2008
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Company’s Board of Directors (“Board”) for use at the Annual Meeting of Shareholders to be held on July 11, 2008, at 11:00 AM, Central Time (the “Annual Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders.  The Annual Meeting will be held at the offices of Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056.  We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about June 25, 2008.  The Board of Directors of American Security Resources Corporation, a Nevada corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. When you see the term “we,” “our,” the “Company,” it refers to American Security Resources Corporation and its subsidiaries.

 Availability of Annual Report and Form 10-KSB

Accompanying this Proxy Statement is the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.  The Company makes available, free of charge through its website (www.americansecurityresources.com), its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission.  These reports can be found under “SEC Filings” through the “Investors” section of the Company’s website located at www.americansecurityresources.com.  The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company’s Annual Report on Form 10-KSB (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended December 31, 2007.  Such requests should be addressed to Investor Relations, American Security Resources Corporation, 9601 Katy Freeway, Suite 220, Houston, Texas 77024.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum; Abstentions and Broker Non-Votes

Our common stock and the Series A Preferred Super Voting Convertible Stock are the only types of securities entitled to vote at the Annual Meeting.  Only shareholders of record at the close of business on May 14, 2008 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting.  At the close of business on the Record Date, there were 224,328,327 shares of common stock and 1,000,000 shares of Series A Preferred Super Voting Convertible Stock outstanding and entitled to vote.  Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.  Each holder of record of shares of Series A Preferred Super Voting Convertible Stock on that date will be entitled to 500 votes for each share held on all matters to be voted upon at the Annual Meeting.  Shares of common stock and Series A Preferred Super Voting Convertible Stock will vote as a class and may not be voted cumulatively.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made.  Where no specifications are given, such proxies will be voted “FOR” each of the five nominees, “FOR” the ratification of the amendment to the Articles of Incorporation to increase the authorized shares of common stock from 200,000,000 to 500,000,000, “FOR” the amendment to the Articles of Incorporation to increase the authorized shares of preferred stock from 1,000,000 to 2,000,000, “FOR” the adoption of the Amended and Restated Articles of Incorporation, “FOR” the ratification of the Stock Issuances and the Derivate Securities and “FOR” the adoption of the Plan.  It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting.  If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

The required quorum for the transaction of business at the Annual Meeting is a majority of the vote represented by the issued and outstanding shares of the Company’s common stock and Series A Preferred Super Voting Convertible Stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy.  Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining.  Shares of stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees) as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter will be treated as present for purposes of determining a quorum.

Voting

Proposal 1.  Directors are elected by a plurality of the affirmative votes cast by those shares of common stock and Series A Preferred Super Voting Convertible Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting.  This means the five nominees for directors receiving the highest number of affirmative votes will be elected.  Abstentions and broker non-votes will not affect the election of a candidate who receives a plurality of votes.  Shareholders may not cumulate votes in the election of directors.

Proposal 2.  Amendment to the Articles of Incorporation to ratify the increase in authorized shares of common stock from 200,000,000 to 500,000,000 requires the majority of the affirmative votes of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock issued and outstanding and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Proposal 3.  Amendment to the Articles of Incorporation to increase the authorized shares of preferred stock from 1,000,000 to 2,000,000 shares requires the majority of the affirmative votes of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock issued and outstanding and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Proposal 4. Authorizing the Amended and Restated Articles of Incorporation requires the majority of the affirmative votes of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock issued and outstanding and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Proposal 5.  Ratifying the issuance of Stock Issuances and the Derivate Securities requires a majority of the affirmative votes of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock present and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Proposal 6.  Approving the Plan requires a majority of the affirmative votes of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock present and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Solicitation

The cost of soliciting proxies will be borne by the Company.  In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs.  The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Shareholder Proposals

Proposals of shareholders that are intended to be presented at our 2009 Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than February 8, 2009, in order to be included in the Proxy Statement and proxy materials relating to our 2009 Annual Meeting of Shareholders.  Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by May 18, 2009.  With respect to a proposal not to be included in the proxy statement and the proposal is permitted at the Annual Meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, even if the shareholders have not been advised of the proposal.  In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

Dissenter’s Rights

Neither Nevada law nor our articles of incorporation or bylaws provide our shareholders with dissenters’ rights in connection with any of the matters contained in this proxy statement.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors currently consists of five members.  The Nominating Committee of the Board of Directors has nominated for re-election Robert C. Farr, Frank Neukomm, Robert J. Wilson, Alvie T. Merrill and James R. Twedt to serve on the Board.  Each of the nominees currently sits on the Board.  The shares represented by the enclosed proxy will be voted for the election as directors the five nominees named below to serve until the 2009 Annual Meeting or until their successors have been duly elected and qualified.  The five persons receiving the highest number of “For” votes represented by shares of Company common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting will be elected.  All of the nominees have indicated to the Company that they will be available to serve as directors.  If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of the proxy.  There are no family relationships among our executive officers and directors.

Director Nominees

The Directors have nominated the following persons.

Name	Age	Position
Frank Neukomm	58	Chief Executive Officer , Secretary and Chairman
Robert Farr	62	President, COO and Director
Robert J Wilson	51	Director
Alvie T. Merrill	59	Director
James R. Twedt	71	Director

Frank Neukomm has served as Chairman and Chief Executive Officer since November 2005, as secretary since November 2004 and a director since February 2004.  Mr. Neukomm has an extensive background in finance, mergers and acquisitions, and sales and marketing. Mr. Neukomm has served as a senior executive of brokerage and M & A companies, software companies and telecom companies. Mr. Neukomm has been instrumental in purchasing or starting companies in industries as diverse as insurance, consumer retail goods, industrial services and wireless telecommunications. Since 1995, Mr. Neukomm has served as President of NeuHaus Advisors, Inc., a consulting firm to the telecommunications industry.

Robert Farr has served as President and Chief Operations Officer since November 2005 and Director since October 2004.  For over 5 years, Mr. Farr has served as a partner is Creative Equity Strategies.  Mr. Farr has extensive Fortune 500 management experience in a variety of industries. His experience extends to domestic and international finance, marketing, manufacturing and distribution.

Robert J Wilson has served as a Director since July 2005.  Mr. Wilson served as a chief financial officer of Biofuels Power Corp., a renewable energy producer. Mr. Wilson has been the owner of a private certified public accounting firm.  Mr. Wilson is a CPA and an independent Director who serves as Audit Committee Chairman.

Alvie T. Merrill, has served as a Director since October 2006.  From July 2003 to present Mr. Merrill has served as chairman of Merrill-Zurich Inc., a diversified real estate management and consulting firm. Mr. Merrill is also President of A. T. Merrill Business Consulting that has advised numerous public and private companies since 1980. Mr. Merrill has extensive public company experience from his consulting activities and is active in numerous civic and charitable organizations in hometown of Lake Jackson, Texas.

James R. Twedt has served as a Director since October 2006.  Mr. Twedt  has over forty years of public and private company accounting and management experience. He has been the President and CEO of Hydra Fuel Cell Corp. since its inception in 2005 and has led the subsidiary from startup to production in less than twelve months.

Certain Relationships and Related Transactions, Business Relationships and Indebtedness of Management

In connection with the St. George Financing, the Messers. Farr and Neukomm each pledged their respective shares of the Company’s common stock and personally guaranteed the indebtedness.  In exchange, the Company issued 666,667 shares of Series A Preferred Super Voting Convertible Stock and 333,333 shares of Series A Preferred Super Voting Convertible Stock to Mr. Neukomm and Mr. Farr, respectively, and the Company issued 8,054,253 shares of common stock and 4,034,615shares of common stock to Mr. Neukomm (and his family) and Mr. Farr, respectively.

Compensation of Directors

During the fiscal year ended December 31, 2007, the directors received the compensation set forth on the table below.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation	Total
Frank Neukomm(1)	$ ------	$ 2,900(2)	$ 66,425(3)	$ --	$ 69,325
Robert Farr (1)	-------	2,900(2)	66,425(3)	--	69,325
Robert Wilson	-------	2,900(2)	66,425(3)	--	69,325
Alvie Merrill	-------	2,900(2)	66,425(3)	--	69,325
James Twedt	-------	2,900(2)	66,425(3)	--	69,325
Total	$	$ 14,500 -	$ 332,125	$ --	$ 346,625

(1)	Excludes compensation earned as an officer of the Company.
(2)	Consists of 100,000 shares of common stock issued to each director, which were valued at the closing price of our common stock on the date of issuance.
(3)	Consists of a warrant to purchase 500,000 shares issued to each director, which value was estimated using a Black-Scholes analysis.

Independence and Committees of the Board of Directors

Two of the Company’s directors, Messrs. Wilson and Merrill, are independent as defined by Rule 10A-3 of the Exchange Act. We currently have a audit committee and a compensation committee

Board Meetings

Members of the Board of Directors are encouraged to attend the Company’s annual meeting; however, attendance is not mandatory.   For the fiscal year ended December 31, 2007, six meetings were held by board of directors and each member of the board of directors attended all of the meetings.

Audit Committee

The Audit Committee of the Board currently consists of the Messrs. Wilson, Merrill and Farr. The audit committee selects an independent public accounting firm to be engaged to audit our financial statements, discuss with the independent auditors their independence, review and discuss the audited financial statements with the independent auditors and management and recommend to our Board of Directors whether the audited financials should be included in our Annual Reports to be filed with the SEC.  The Audit Committee operates pursuant to a written charter, which was adopted in June 2008. During the last fiscal year, the audit committee held four meetings and the then members of the Audit Committee attended that meeting.

Two of the members of the audit committee are be non-employee directors who: (1) met the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (2) did not participate in the preparation of our financial statements or the financial statements of the Company; and (3) are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by Item 401(e) of Regulation S-K of the Exchange Act.

In addition, the Board has adopted a written charter for the Audit Committee, adopted in June 2008, which is available on our website at www.americansecurityresources.com.

Compensation Committee

The Compensation Committee of the board consists of Messrs. Wilson Merrill and Neukomm, two of which are independent directors, pursuant to applicable rules and regulations, promulgated by the SEC.  The Compensation Committee reviews and approves (1) the annual salaries and other compensation of our executive officers and (2) individual stock and stock option grants.  The Compensation Committee also provides assistance and recommendations with respect to our compensation policies and practices and assists with the administration of our compensation plans.  During the last fiscal year the Compensation Committee held four meetings, and all members of the Compensation Committee attended each meeting.

In addition, the Board has adopted a written charter for the Compensation Committee, adopted in June 2008, which is available on our website at www.americansecurityresources.com.

Compensation Discussion and Analysis

Our Compensation Committee seeks to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance.  In performing this function, the Compensation Committee reviews executive compensation surveys and other available information.

The Compensation Committee seeks to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity.  Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance.  The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it.  In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash and stock bonuses

Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position’s complexity, responsibility and need for special expertise.  In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

Nominating Committee

We plan to establish, but do not currently have a nominating committee.  Therefore, our board of directors performs all and nominating committee functions.

Consideration of Director Nominees

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board of Directors, the Board has not specified any minimum qualifications for serving on the Board of Directors.  However, the Board endeavors to evaluate, propose and approve candidates with business experience and personal skills in finance, marketing, financial reporting and other areas that may be expected to contribute to an effective board.  The Board of Directors seeks to assure that it is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company’s values and standards.  Candidates should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.  Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors

The Board will utilize a variety of methods for identifying and evaluating nominees for director.  Candidates may come to the attention of the Board through current board members, professional search firms, shareholders or other persons.  These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.  The Board will consider properly submitted shareholder nominations for candidates for the board.  Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board.  If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board.  The Board will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

Communications to the Board of Directors

The Board of Directors has adopted the following policy for shareholders who wish to communicate any concern directly with the Board of Directors.  Shareholders may mail or deliver their communication to the Company’s principal executive offices, addressed as follows:

Addressee (*)
c/o Secretary
American Security Resources Corporation
9601 Katy Freeway, Suit 220
Houston, Texas 77024

*Addressees: Board of Directors; Audit Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of individual director.

Copies of written communications received at such address will be forwarded to the addressee as soon as practicable.

Code of Ethics

In 2005, in accordance with SEC rules, the Board of Directors adopted a Code of Ethical Conduct.  This code sets forth ethical standards to which the designated officers must adhere and other aspects of accounting, auditing and financial compliance.  Our Code of Ethical Conduct can be found on our website at www.americansecurityresources.com.

Report of the Compensation Committee

Overview

The Compensation Committee of the Board of Directors supervises our executive compensation.  We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance.  In performing this function, the Compensation Committee reviews executive compensation surveys and other available information.

We seek to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity.  Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance.  The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it.  In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position’s complexity, responsibility and need for special expertise.  In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

Chief Executive Officer Compensation

Mr. Frank Neukomm was elected to the position of chief executive officer in November 2005.  Mr. Neukomm’s salary was $144,000 per year during the fiscal year ended December 31, 2007, although the entire amount was not paid to him in cash.

The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with our strategic business objectives and that provide incentives for the attainment of those objectives.  This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

Submitted by the Compensation Committee of the Board of Directors of American Security Resources Corporation

Messrs. Wilson, Merrill and Neukomm

Audit Committee Report

The Audit Committee of the Board currently consists of the entire Board of Directors, but it is expected that the audit committee will be constituted to consist of at least two non-employee directors.  Upon constitution of the Audit Committee, the members of the Audit Committee shall be independent directors as defined by rules of the Securities Act of 1933 and financially literate.

The Audit Committee has not adopted an audit committee charter, but plans to do so in the near future. The Audit Committee selects, evaluates and, where deemed appropriate, replaces the Company’s independent auditors.  The Audit Committee also pre-approves all audit services, engagement fees and terms, and all permitted non-audit engagements, except for certain de minimus amounts.

Management is responsible for the Company’s internal controls and the financial reporting process.  The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the Company’s consolidated financial statements.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed the Company’s audited financial statements for fiscal 2007 and has met and held discussions with management and McElravy, Kinchen, Associates, PC, the Company’s independent auditors.  Management represented to the Audit Committee that the Company’s consolidated financial statements for fiscal 2007 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with the independent auditors. The Audit Committee also discussed with McElravy, Kinchen, Associates, PC matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

McElravy, Kinchen, Associates, PC also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with McElravy, Kinchen, Associates, PC the accounting firm’s independence.

Based upon the Audit Committee’s discussion with management and McElravy, Kinchen, Associates, PC, and the Audit Committee’s review of the representation of management and the report of McElravy, Kinchen, Associates, PC to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the Securities and Exchange Commission.

McElravy, Kinchen, Associates, PC did not perform any non-audit services during fiscal 2007.

Submitted by the Audit Committee of the Board of Directors of American Security Resources Corporation

Messrs. Farr, Wilson and Merrill

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Copies of all filed reports are required to be furnished to us.  Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2007, except the following:  (i) a Form 4 for the acquisition of 1,090,909 shares of commons stock for $24,000 in consideration by Mr. Neukomm; (ii) a Form 4 for the issuance of 100,000 shares of common stock and a warrant to purchase 500,000 shares of common stock to Mr. Neukomm for services as a director; (iii) a Form 4 for the issuance of 250,000 shares as a bonus to Mr. Farr; (iv) a Form 4 for the issuance of 100,000 shares of common stock and a warrant to purchase 500,000 shares of common stock  to Mr. Wilson for services as a director; (v) a Form 4 for the acquisition of 1,090,909 shares of commons stock for $24,000 in consideration by Mr. Farr; (vi) a Form 4 for the issuance of 100,000 shares of common stock to Mr. Farr for services as a director; (vii) the issuance of 250,000 shares of common stock issued to Mr. Neukomm as a bonus (viii) a Form 4 for the issuance of 100,000 shares of common stock and a warrant to purchase 500,000 shares of common stock to Mr. Twedt for services as a director; and (ix) a Form 4 for the issuance of 100,000 shares of common stock and a warrant to purchase 500,000 shares of common stock to Mr. Merrill for services as a director.  Each late Form 4 has been filed, with the exception of Mr. Merrill’s Form 4.

Vote Required

Directors are elected by a plurality of the affirmative votes cast by those shares of common stock and Series A Preferred Super Voting Convertible Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting.  This means the five nominees for directors receiving the highest number of affirmative votes will be elected.  Abstentions and broker non-votes will not affect the election of a candidate who receives a plurality of votes.  Shareholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE ABOVE NOMINEES.

PROPOSAL NUMBER 2 – INCREASE IN AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 500,000,000

Our Board has unanimously approved a resolution seeking ratification of the increase in our authorized shares from 200,000,000 to 500,000,000.

On February 15, 2008, shareholders representing the majority of the voting power entitled to vote on the matter approved by written consent an increase in the number of shares of common stock authorized from 200,000,000 to 500,000,000 shares.  On February 27, 2008, the Company filed a Certificate of Amendment with the Nevada Secretary of State increasing the authorized shares from 200,000,000 to 500,000,000.  Nevada law allows a majority of the voting power to take action by written consent, unless the Articles of Incorporation or Bylaws provide otherwise.  The Company’s Articles of Incorporation do not address this matter, but the Bylaws required unanimous shareholder approval for any action taken by written consent.  Our Board of Directors has recently amended the Bylaws to allow written consent by a majority of the voting power.  Therefore, we have included this Proposal 2 in the notice of annual meeting to ratify the actions taken by the majority shareholders on February 15, 2008.  Since the action will not be taken by written consent, we require a majority of the voting power entitled to vote to ratify this amendment.

The Board determined to increase the number of authorized shares of common stock because the current number is insufficient for existing obligations and future corporate purposes, and the increase is needed to provide flexibility for issuances of common stock to raise additional capital, for strategic business opportunities that may be presented from time to time and to allow additional shares of common stock to be reserved and available for issuance under the Plan.  Other than described below, the Company has no plans, agreements, arrangements or understandings to issue any additional shares of common stock at this time.

Shares of Common Stock Issued and Outstanding

Prior to filing the Certificate of Amendment on February 27, 2008, we had 200,000,000 shares of Common Stock authorized for issuance.  We have 241,591,847 shares issued and outstanding as of May 30, 2008, of which 41,591,847 shares of common stock are in excess of 200,000,000.  In addition, we have the following Derivate Securities outstanding that could result in the issuance of common stock in excess of 200,000,000:  (i) pursuant to the St. George Financing, we have reserved 15,000,000 shares of common stock underlying a warrant and shares of common stock issuable upon conversion of a $400,000 bond; (ii) pursuant to the Golden Gate Financing, we have reserved 19,415,575 shares underlying a warrant and shares of common stock issuable upon the conversion of a $250,000 convertible note; (iii) pursuant to the Additional Convertible Debt, we have reserved shares of common stock underlying $50,000 convertible note; (iv) we have reserved 3,488,000 shares of common stock issuable upon exercise of Investor Warrants; (v) we have reserved 9,000,000 shares of common stock issuable upon exercise of Officers and Directors Warrants; (vi) we have 1,000,000 shares issuable upon conversion of our Series A Preferred Super Voting Convertible Stock; and (vii) upon the approval of the Plan, we will have 30,000,000 shares issuable pursuant to the Plan.  The Share Issuances and the Derivate Securities are more fully described in Proposal 5.  The amendment to increase our common stock will not change the number of outstanding shares of common stock but will provide the Board with the ability to issue additional shares of common stock as it is required to under existing obligations and as it determines to be for proper corporate purposes and in the best interests of the Company.  If the amendment to our Articles of Incorporation is not amended to increase our authorized shares, we risk that the Share Issuances were not legally issued and that the shares of common stock underlying our Derivative Securities will not be issued legally.

The holders of our common stock are entitled to one vote per share on all matters submitted to a vote of our stockholders.  In addition, such holders are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefore.  No dividends may be paid on the common stock until all accrued but unpaid dividends on the shares of our preferred stock have been paid. In the event of the dissolution, liquidation or winding up of our company, the holders of common stock are entitled to share ratably in all assets remaining after payment of all liabilities of our company and the preference amount distributable to the holders of the shares of preferred stock.  The holders of common stock do not have any subscription, redemption or conversion rights, nor do they have any preemptive or other rights to acquire or subscribe for additional, unissued or treasury shares.

With the exception of the number of authorized shares of common stock, the rights and preferences of the shares of common stock prior and subsequent to the increased authorized common stock will remain the same. After the effectiveness of the increase in the authorized shares of common stock, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company’s stockholders, or any aspect of the Company’s business would materially change solely as a result of the increased number of authorized shares of common stock.

The common stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The increased authorized common stock will not affect the registration of the common stock under the Exchange Act.  If the proposed amendment to increase our common stock is implemented, our common stock will continue to be reported on the OTC Bulletin Board under the symbol “ARSC.”

Effects of the Increased Common Stock Amendment

As a result of the increased number of authorized shares of common stock, there will be an increase in the total number of authorized shares of common stock that the Company may issue including the number of shares of common stock unissued and available for future issuance.  This will increase the number of shares of available common stock for issuance to raise capital for any proper corporate purpose approved by the Board of Directors, including future financing transactions.  The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock. The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the our Articles of Incorporation or our Bylaws.  The increased authorized common stock is not being proposed in response to any effort of which management of the Company is aware to accumulate shares of common stock or obtain control of the Company, nor is it part of a similar plan by management.

Holders of the common stock have no preemptive or other subscription rights.

In addition, the increased number of authorized shares of common stock will allow additional shares of common stock to be reserved and available for issuance under our Plan if Proposal No. 6 is approved by the stockholders authorizing our Plan.

Effect on Legal Ability to Pay Dividends

The increase in our common stock will have no material impact on the legal ability of the Company to pay dividends.

Vote Required

The ratification of the amendment to the Articles of Incorporation to the increase in authorized shares of common stock from 200,000,000 to 500,000,000 requires the majority of the affirmative votes of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock issued and outstanding and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL TO RATIFY THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES FROM 200,000,000 TO 500,000,000.

PROPOSAL NUMBER 3 – INCREASE IN AUTHORIZED PREFERRED STOCK FROM 1,000,000 SHARES TO 2,000,000 SHARES

Our Board of Directors has unanimously approved and recommended that our shareholders amend the Company’s Articles of Incorporation to increase the authorized number of shares of preferred stock from 1,000,000 shares to 2,000,000 shares with such rights and preferences as the Board may determine.  The Board of Directors believes that increase in the authorized shares of preferred stock will provide additional flexibility and enable the Company to raise capital and accomplish other corporate objectives in response to market conditions or growth opportunities as and when they become available.

Previously we were authorized to issue 1,000,000 shares of preferred stock with the voting powers, designations, preferences, limitations, restrictions and relative rights of each class determined by the Board.  In February 15, 2008, the board designated 1,000,000 shares of preferred stock as Series A Preferred Super Voting Convertible stock.  The Series A Preferred Super Voting Convertible Stock has voting rights equal to 500 votes for every share of Series A Preferred Super Voting Convertible Stock.  Each share of Series A Preferred Super Voting Convertible Stock is convertible by the holder into one share of common stock.  The Series A Preferred Super Voting Convertible Stock shall expire upon the termination of the February 2008 Financing.

Therefore, upon the creation of the Series A Preferred Super Voting Convertible Stock, we were not authorized to issue any additional preferred stock. If this proposal 3 is approved by the shareholders of the Company, the shares of preferred stock will be available for issuance from time to time for such purposes and consideration as the Board may approve. No further vote of the shareholders of the Company will be required, except as provided under Nevada law. The Board of Directors believes that it is advisable to increase the Company’s preferred stock in order to increase the Company’s flexibility to engage in preferred stock financings that the Board of Directors believes are favorable to the Company and its shareholders.

The Company’s preferred stock may have such terms, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and other rights, preferences and limitations, as determined by the Board in its sole discretion. The Board also has the sole authority to issue such shares of preferred stock to whomever and for whatever purposes it may deem appropriate.

Potential Effects of the Proposed Amendment

In deciding whether to issue shares of preferred stock, the Board of Directors will carefully consider the terms of such capital stock and the effect of the issuance on the operating results of the Company and its existing shareholders. With the exception of stock dividends, issuances of one or more series of preferred stock may result in dilution to the investments of existing shareholders. In addition, issuances of preferred stock could be used to discourage or make it more difficult for a person to acquire control of the Company or remove management. The Board of Directors did not propose this amendment for the purpose of discouraging mergers or changes in control of the Company.

The Board has no present intention of issuing any shares of preferred stock. None of our directors or executive officers has any financial or other personal interest in this proposal 3.

Vote Required

Amendment to the Articles of Incorporation to increase the authorized shares of preferred stock from 1,000,000 to 2,000,000 shares requires the majority of the affirmative votes of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock issued and outstanding and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 TO 2,000,000 SHARES.

PROPOSAL NUMBER 4 – ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

In connection with the ratification and amendment to the Articles of Incorporation in Proposal 2 and Proposal 3, the Board of Directors believes it is in the best interest of the shareholders to adopt the Amended and Restated Articles of Incorporation.  The Amended and Restated Articles of Incorporation will incorporate the amendments in Proposal 2, increase the authorized shares of common stock from 200,000,000 to 500,000,000, and Proposal 3, increase the authorized shares of preferred stock from 1,000,000 to 2,000,000 shares.

On February 15, 2008, a majority of the shareholders entitled to vote on the matter approved by written consent the creation of Series B Preferred Stock.  On February 27, 2008, the Company filed a Certificate of Amendment with the Nevada Secretary of State authorizing the creation of Series B Preferred stock.  Nevada law allows a majority of the voting power to take action by written consent, unless the Articles of Incorporation or Bylaws provide otherwise.  The Company’s Articles of Incorporation do not address this matter, but the Bylaws require unanimous shareholder approval for any action taken by written consent.  At this time, the board of directors has determined it is in the best interest of the Company to abandon the creation of Series B Preferred Stock and instead seek shareholder approval in increasing the authorized shares of preferred stock from 1,000,000 to 2,000,000 shares.

Other than Proposal 2, Proposal 3, the previous amendments to our Articles of Incorporation and the deletion of the creation of Series B Preferred Stock, the Amended and Restated Articles of Incorporation shall not incorporate any other material changes.  A copy of the Amended and Restated Articles of Incorporation is attached hereto as Annex A.

Reasons for Adopting the Amended & Restated Articles of Incorporation

The principal reason for adopting the Amended and Restated Articles of Incorporation is to incorporate all amendments into one document.

Vote Required

Authorizing the Amended and Restated Articles of Incorporation requires the majority of the affirmative votes of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock issued and outstanding and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL NUMBER 5 – RATIFY THE STOCK ISSUANCES AND THE DERIVATIVE SECURITIES

If the amendment to our Articles of Incorporation is not amended to increase our authorized shares, we risk that the Share Issuances were not legally issued and that the shares of common stock, when and if issued upon exercise or conversion of our Derivative Securities, will not be issued legally.  On February 15, 2008, shareholders representing the majority of the voting power entitled to vote on the matter approved by written consent an increase in the number of shares of common stock authorized from 200,000,000 to 500,000,000 shares.  On February 27, 2008, the Company filed a Certificate of Amendment with the Nevada Secretary of State increasing the authorized shares from 200,000,000 to 500,000,000.  Nevada law allows a majority of the voting power to take action by written consent, unless the Articles of Incorporation or Bylaws provide otherwise.  The Company’s Articles of Incorporation do not address this matter, but the Bylaws required unanimous shareholder approval for any action taken by written consent.  In Proposal 2 we have requested the shareholders to ratify the amendment to the Articles of Incorporation. In this Proposal 5, we are asking the shareholders to ratify (i) the issuance of common stock issued above the presently authorized 200,000,000 shares of common stock (constituting the Share Issuances) and (ii) the issuance of the Derivative Securities as well as the issuance of shares of common stock upon exercise or conversion of the Derivative Securities, which would result in the issuance of common stock that would be greater than the authorized 200,000,000 share of common stock.  The Board of the Directors believes that is in the best interest of the shareholders to ratify the following issuances.

These Shares Issuances are as follows:

•	25,623,099 shares of common stock were issued to our consultants and officers for services rendered at stock prices between $0.01 to $0.02;
•	4,000,000 shares of common stock (2,000,000 each) were issued to Mr. Neukomm and Mr. Farr in lieu of compensation for the year ended December 31, 2007, at an stock price of $0.03 per share;
•
8,054,253 shares of common stock were issued to Mr. Neukomm and 4,035,615 shares of common stock were issued to Mr. Farr in connection with Mr. Neukomm and Mr. Farr’s pledge of their personal securities in the St. George Financing at $0.027 per share;

•	666,667 shares of common stock were issued to distributors of Hydra Fuels Cells at a stock price of $0.03;
•	500,000 shares of common stock were issued to consultants for services rendered at $0.027 per share; and
•	10,000,000 shares of common stock issued upon partial exercise of the warrant issued in connection with the Golden Gate Financing.

The Derivate Securities are as follows:

•
Golden Gate Financing.  Effective December 13, 2008, the Company entered into a Securities Purchase Agreement with Golden Gate Investors Inc. (“Golden Gate”) which provided for the issuance and sale by the Company of up to $6 million of 7.25% convertible debentures, with the initial issuance of a $1.5 million debenture by the Company and the payment of cash by Golden Gate of $250,000 and issuance by Golden Gate to the Company of a $1,250,000 promissory note. The Golden Gate purchase agreement provides Golden Gate with the right to lend, in three separate $1.5 million fundings, an additional $4.5 million to the Company through advancing cash of $200,000 and issuing a $1.3 million note per financing, such note similar to the $1,250,000 promissory note. The debenture is unsecured and bears interest at the annual rate of 7.25%, payable monthly, with the principal amount due on December 12, 2010. The debenture is convertible at a per share equal to the lesser of $.25 or 80% of the average of the five lowest volume weighted average prices during the twenty trading days prior to Golden Gate’s election to convert, subject to a 4.99% ownership cap. The Company has agreed to reserve sufficient shares of common stock for conversion, which amount based on an assumed conversion date of June 5, 2008, is 15,625,000 shares of common stock. The note is secured and bears interest at the annual rate of 7.75%, payable monthly, with the principal amount due on February 1, 2011. Golden Gate has the option to prepay this note, subject to the satisfaction of certain conditions.  In addition, Golden Gate was issued a warrant to purchase up to 50,000,000 shares of common stock at $0.01 per share.  As of June 5, 2008, 19,415,575 shares are still issuable upon exercise of the warrant.

The following is an example of the number of shares that could be issued at various prices assuming the $250,000 is converted pursuant to the debenture.  These examples assume issuance at a market price of $0.05 per share and at 10%, 25% and 50% below $0.05 per share.  Although for this example we are using the market price as the exercise price, the actual exercise price will be equal to the lesser of $.25 or 80% of the average of the five lowest volume weighted average prices during the twenty trading days prior to Golden Gate’s election to convert

Percent Below Current Market Price	Price Per Share (1)	Number of Shares Issuable (2)	Shares Outstanding After Issuance (3)	Percent of Outstanding Shares (4)
0%	$0.04	26,041,667	267,633,514	10%
10%	$0.04	28,935,185	270,527,032	11%
25%	$0.03	34,722,222	276,314,069	13%
50%	$0.02	52,083,333	293,675,180	18%

(1)           Represents purchase prices equal to 80% of $0.05, the closing bid price of the Company’s common stock on June 5, 2008, and potential reductions thereof of 10%, 25% and 50%.  Although in this example we are using a market price of $0.05 per share.   If Golden Gate had converted on June 5, 2008, the actual exercise price would have been $0.02.
(2)           Represents the number of shares issuable if the entire $1,500,000 commitment under the debenture was drawn down at the indicated purchase prices.
(3)           Based on 241,591,847, common shares issued and outstanding on May 30, 2008 and assumes no other stock issuances.
(4)           Percentage of the total outstanding shares of common stock after the issuance of the shares indicated which would be owned by Golden Gate, without (i) considering any contractual restriction on the number of shares the selling stockholder may own at any point in time, other restrictions on the number of shares the Company may issue or issuance of shares under any of its other convertible or exchanges securities; or (ii) giving effect to any subsequent issuances after May 30, 2008.

•
St. George Financing.  Effective February 2008, the Company entered into a Securities Purchase Agreement with St. George Investments, LLC. (“St. George”) which provided for the issuance and sale by the Company of $500,000 of a 7.75% convertible debenture, with the  payment of cash by St. George of $400,000 and issuance by St. George to the Company of a $100,000 promissory note. The St. George purchase agreement provides St. George with the right to lend, in additional $500,000 increments, additional fundings of cash and notes, which notes would be similar to the $100,000 note The debenture is secured by substantially all of the assets of the Company, and Messrs. Neukomm and Farr have guaranteed the debenture and pledged certain Company shares of common stock as further collateral. The debenture bears interest at the annual rate of 7.75%, payable upon the earlier of each conversion date and the maturity date, with the principal amount due in February 2012. The debenture is convertible at a per share equal to volume weighted average price of the common stock for the three trading days selected by the holder (which need not be consecutive) from twenty trading days ending on the trading day immediately before the conversion date, multiplied by 80%, subject to a beneficial ownership limitation of holder not to exceed 4.99%. The note is secured and bears interest at the annual rate of 7.5%, payable monthly, with the principal amount due on February 2012. Additionally, the Company issued St. George a seven year warrant to purchase 15,000,000 shares of common stock at an exercise price of $0.033 per share, providing for cashless exercise rights and an accelerated expiration date under certain conditions, with anti-dilution protection against lower priced future equity transactions.

The following is an example of the number of shares that could be issued at various prices assuming the $500,000 is converted pursuant to the debenture.  These examples assume issuance at a market price of $0.05 per share and at 10%, 25% and 50% below $0.05 per share.  Although for this example we are using the market price as the exercise price, the actual exercise price will be equal to the lesser of $.25 or 80% of the average of the five lowest volume weighted average prices during the twenty trading days prior to Golden Gate’s election to convert.

Percent Below Current Market Price	Price Per Share (1)	Number of Shares Issuable (2)	Shares Outstanding After Issuance (3)	Percent of Outstanding Shares (4)
0%	$0.04	13,020,833	254,612,680	5%
10%	$0.04	14,467,593	256,059,440	6%
25%	$0.03	17,361,111	258,952,958	7%
50%	$0.02	27,041,667	267,633,514	10%

(1)           Represents purchase prices equal to 80% of $0.05, the closing bid price of the Company’s common stock on June 5, 2008, and potential reductions thereof of 10%, 25% and 50%.  If Golden Gate had converted on June 5, 2008, the actual exercise price would have been $0.02 per share.
(2)           Represents the number of shares issuable if the entire $500,000 commitment under the debenture was drawn down at the indicated purchase prices.
(3)           Based on 241,591,847, common shares issued and outstanding on May 30, 2008 and assumes no other stock issuances.
(4)           Percentage of the total outstanding shares of common stock after the issuance of the shares indicated which would be owned by St. George, without (i) considering any contractual restriction on the number of shares the selling stockholder may own at any point in time, other restrictions on the number of shares the Company may issue or issuance of shares under any of its other convertible or exchanges securities; or (ii) giving effect to any subsequent issuances after May 30, 2008.

•
Additional Convertible Debt. .  Effective December 13, 2008, the Company entered into a Convertible Debenture with an investor with the original principal amount of $50,000, which bears interest at 10% per annum and is payable on May 14, 2009.  The debenture is convertible at a per share equal to the lesser of $0.20 or 80% of the average of the five closing prices immediately proceeding the conversion date.   The Company has agreed to reserve sufficient shares of common stock for conversion, which amount based on an assumed conversion date of June 5, 2008, is 1,562,500 shares of common stock

•	Investor Warrants. We have 3,488,000 shares issuable upon exercise of Investor Warrants, with exercise prices between $0.50 per share to $0.04 per share, which expire between December 2008 until 2010.

•	Officer and Director Warrants. We have 9,000,000 shares issuable upon exercise of Officer and Director Warrants, with exercise prices from $0.19 per share to $0.07 per share and expire in 2011.

•	Series A Preferred Super Voting Convertible Stock. We have 1,000,000 shares issuable upon conversion of our Series A Preferred Super Voting Convertible Stock.

Consequences if Stockholder Approval is Not Obtained

If we fail to obtain stockholder approval for the issuance of these, it is likely that we must compensate the individuals that were issued these shares with cash.  At this time, we do not have sufficient funds to compensate for the issuance of 41,591,847.  Therefore, the failure to ratify the issuance of the 41,591,847 shares may have a substantial negative impact.

If we fail to obtain stockholder approval for ratification of the derivative securities transactions, we may be deemed in breach of those transactions, including the St. George Financing and the Golden Gate Financing.  If we are deemed in breach of the St. George Financing or the Golden Gate Financing, it is likely that the entire principal and interest on the outstanding debentures will become due.  At this time, we do not have sufficient funds to repay the outstanding debentures.  Therefore, the failure to ratify the derivative securities transactions will likely have a substantial negative impact.

Effect on Outstanding Common Stock

The 41,591,847 shares represents roughly 17% of our outstanding stock.  The value of our outstanding common stock may have been reduced as a result of the issuance of the additional shares of common stock. The issuance of the additional shares was dilutive to the ownership interests of existing stockholders, and the issuance of the shares underlying the Derivative Securities is likely to be dilutive.  The issuance of the additional shares of our common stock could have depressed the price of our common stock.

Vote Required

Ratifying the issuance of Stock Issuances and the Derivate Securities requires a majority of the affirmative votes of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock present and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF ISSUANCE OF THE 41,591,847 SHARES, THE SHARE UNDERLYING OUR DERIVATIVE SECURITIES AND OUR DERIVATIVE SECURITIES.

PROPOSAL NUMBER 6 – ADOPTION OF THE 2008 STOCK OPTION PLAN

                    Background Information

The Board of Directors adopted the Stock Option Plan (the “Plan”) in June 2008.  The purpose of the Plan is intended to advance the best interests of the Company, its affiliates and stockholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the Plan which is qualified in its entirety by the plan attached hereto as Annex B.

General Administration of the Plan

The Plan will be administered by the Company’s Compensation Committee, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors.  The Committee will be authorized to grant to key employees and consultants of the Company awards in the form of stock options, stock appreciation rights, performance stock and restricted stock.

It is intended that the Committee shall be comprised solely of at least two members who are both “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended, and “outside directors” as defined as a member who satisfies Section 162(m) of the Internal Revenue Code; provided, however, that until such time as two such directors are available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this Plan.

The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries.  The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company.  No member of the Committee may receive any award under the Plan if to do so would cause the individual not be a “non-employee director” or “outside director.”  The Board of Directors may designate one or more individuals who shall not be eligible to receive any award under the Plan.

Shares Subject to the Plan

Subject to adjustment as described below, a maximum of 30,000,000 shares of Company common stock may be issued under the Plan.  If an award terminates or expires without shares of Company common stock being issued, then the shares that were subject to the award will again be available for grant.  The shares may be authorized and unissued shares or treasury shares.  In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company’s common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

Types of Awards Under the Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s common stock.  With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Company common stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted.  In the case of any 10% stockholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant.  The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof.  The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant.  The aggregate fair market value, determined at the date of grant of the Incentive Option, of Company common stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code.  Unless expressly provided for in the option grant, an option shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the option shall terminate on the earlier of the expiration date or six months after the death or disability.

Stock Appreciation Rights

The Plan also authorizes the Committee to grant SARs.  Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise.  At the Committee’s discretion, payment of such amount may be made in cash, shares of Company common stock or a combination thereof.  Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR.  No SAR may have a term of greater than 10 years.  Unless expressly provided for in the SAR, a SAR shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the SAR shall terminate on the earlier of the expiration date or six months after the death or disability.

Restricted Stock

Under the Plan, the Committee may award restricted shares of the Company’s common stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee.  The nature and extent of restrictions on such shares, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee.  The Committee will also determine the effect of the termination of employment of a recipient of restricted stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Performance Shares

The Plan permits the Committee to grant awards of performance shares to eligible persons from time to time.  These awards are contingent upon the achievement of certain performance goals established by the Committee.  The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee.  The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

Change in Control

In order to preserve the rights of participants in the event of a Corporate Transaction (as defined in the Plan), an unexercised option shall automatically accelerate so that they shall immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided however, that any unexercised option shall not accelerate if and to the extent such option is, in connection the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a  comparable award by the successor corporation.  All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction.  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.  The Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

Amendment and Termination of the Plan

The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which (a) is required to be approved by stockholders to comply with applicable laws or rules, (b) materially increase the number of shares of Company common stock reserved for issuance under the Plan, (c) materially modify the requirements to eligibility for participation in the Plan, or (d) would cause the Company to be unable to grant Incentive Options.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Plan.

Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise.  If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss).  Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition.  Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income.  Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above.  However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option.  Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.  However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant.  When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.  Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock.  Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares.  If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

Plan Benefits

Grants and awards under the Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

Grants and awards under the Plan, which may be made to Company executive officers, directors, consultants and other employees, other than provided for below, are not presently determinable.  If the shareholders approve the Plan, such grants and awards will be made at the discretion of the Compensation Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee, which are discussed in the “Report of the Compensation Committee.”  As of the date of this filing the Company has not issued any shares.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2007, with respect to the Company’s compensation plans under which common stock is authorized for issuance.  We believe that the exercise price for all of the options set forth below reflects fair market value.

	Column (a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants & Rights	Column (b) Weighted Averaged Exercise Price of Outstanding Options, Warrants & Rights	Column (c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders:
	5,000,000	(1)	-0-
Equity compensation plans not approved by security holders:
	15,000,000	(1)	-0-
Total:	20,000,000	(1)	-0-

(1)	Issued for services rendered.

Vote Required

Approving the Plan requires a majority of the vote of holders of the shares of common stock and Series A Preferred Super Voting Convertible Stock present and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 30, 2008, the number and percentage of outstanding shares of Company common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the named executive officers as defined in Item 402 of Regulation S-K; and (d) all current directors and executive officers, as a group.  As of May 30, 2008, there were 241,591,847 shares of common stock, and 1,000,000 shares of Series A Preferred Super Voting Convertible Stock, issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  Unless otherwise indicated, the business address of the individuals listed is 9601 Katy Freeway, Suite 220, Houston Texas 77024.

	SHARES OF COMMON STOCK BENEFICIALLY OWNED (1)		SHARES OF SERIES A PREFERRED STOCK BENEFICIALLY OWNED		TOTAL PERCENTAGE OF VOTING POWER (2)
NAME AND ADDRESS OF BENEFICAL OWNER	NUMBER	%	NUMBER	%	NUMBER	%
5% or more holders
St. George (3)	25,416,667	4.99%(4)	---	---	25,416,667	3.31%
Golden Gate Investors	35,040,575	4.99%(4)	-0-	---	35,040,575	4.57%
Officers and Directors
Frank Neukomn	20,682,432 (5)	8.51%	666,667	66.67%	354,015,932	47.64%
Robert Farr	14,571,230(6)	5.92%	333,333	33.33%	181,237,730	24.29%
James Twedt	3,079,662(7)	1.27%			3,079,662	*
Alvie Merrill	540,000(7)	*			540,000	*
Robert Wilson	1,400,000(8)	*	---	---	1,400,000	*
Randall Newton(9)	500,000(7)	*	---	---	500,000	*
Marlin Williford	500,000	*	---	---	500,000	*
All Executive Officers and Directors as a group (6 persons)	40,773,324	16.36%	1,000,000	100%	540,773,334	72.15%

* Less than 1%
(1)	This column does not include the shares of common stock issuable upon conversion of the Series A Preferred Stock.
(2)	This column includes the Series A Preferred Stock right to 500 votes on all matters in which the common stockholders and preferred stockholders vote together.
(3)	This includes 10,416,667 shares convertible pursuant to the St. George financing and 15,000,000 shares issuable upon exercise of a warrant issued in connection with the February 2008 Financing.
(4)	St. George is contractually prevented from owning over 4.99% of our outstanding common stock.
(5)	This includes warrants to purchase 1,500,000 shares of common stock with exercise prices between $0.19 and $0.07 per share.
(6)	This includes warrants to purchase 4,500,000 shares of common stock with exercise prices between $0.19 and $0.07 per share.
(7)	This includes a warrant to purchase 500,000 shares of common stock with an exercise price of $0.07 per share.
(8)	This includes warrants to purchase 1,000,000 shares of common stock with exercise prices between $0.19 and $0.07 per share.
(9)	Mr. Newton was our Chief Financial Officer until July 2007.

Change of Control

In connection with the February 2008 Financing, Messrs. Neukomm and Farr pledged their personal stock ownership 8,054,253 shares and 4,035,615 shares, respectively and personally guaranteed the financing.  In consideration for pledging their personal shares and personally guaranteeing the financing, the Company issued Mr. Neukomm 666,667 shares of Series A Preferred Super Voting Convertible Stock and Mr. Farr 333,333 shares of Series A Preferred Super Voting Convertible Stock. The Series A Preferred Super Voting Convertible Stock has voting rights equal to 500 votes for every share of Series A Preferred Super Voting Convertible Stock.  Each share of Series A Preferred Super Voting Convertible Stock is convertible by the holder into one share of common stock.  The Series A Preferred Super Voting Convertible Stock shall expire upon the repayment of the February 2008 Financing.  Subsequent to the issuance of the Series A Preferred Super Voting Convertible Stock, Mr. Neukomm has approximately 47.25% of the voting power of the Company and Mr. Farr has 23.51% of the voting power of the Company.

EXECUTIVE OFFICERS
Our executive officers are as follows:

Name	Age	Position
Robert C. Farr	62	President and Chief Operating Officer
Frank Neukomn	58	Secretary and Chief Executive Officer
Marlin Williford	50	Chief Financial Officer

The following biographical information is for Mr. Williford (please see Proposal 1 for biographical information for Mr. Farr and Mr. Neukomn):

Mr. Williford has been our Chief Financial Officer since November, 2007.  Mr. Williford has served as President of CapNet Risks Management, Inc. since 2006, where he directs the activities of CapNet Risk Management and performs various CFO functions and acts as a principal in investment banking transactions.  Mr. Williford served as Chief Financial Officer and was a principal in Quality Signs, Inc., a commercial sign manufacturer in the South Texas area from 1997 to 2006.  Mr. Williford served as President and a Principal in The Williford Group, Inc., a real estate acquisition, construction and service company in the South Texas area.  Mr. Williford graduated in 1979 from Lamar University with a Business Administration Degree in Finance with a minor in Economics.

Executive Compensation

Executive compensation for 2007, 2006 and 2005 were as follows:

Name	Position or Title	Year	Salary	Bonus	Stock Awards	All Other	Total
Robert Farr	Chief Operating Officer	2007	$ 79,500	$ -	$60,000(1)-	$ -	$139,500
		2006	66,000	-	190,000(2)	755,173(3)	1,011,173
		2005	10,200	-	-	-	10,200

Frank Neukomm	Chief Executive Officer	2007	79,500	-	$60,000(1)	-	139,500
		2006	66,000	30,000	190,000(2)	188,793(4)	474,793
		2005	35,000				35,000

Randall Newton	Chief Financial Officer(5)	2007	-	-	-	-
		2006	-	-	135,200(6)	-	135,200
		2005	-	-	-	-

Marlin Williford	Chief Financial Officer (7)	2007	-	-	25,000(8)	4,500(9)	29,500

(1)
Represents 2,000,000 shares of common stock that were issued in lieu of salary accrued during the fiscal year ended December 31, 2007 and were issued on May 20, 2008, which were valued at the closing price of our common stock on the date of issuance.

(2)
Represents approximately 120,000 shares of common stock that were issued in lieu of salary accrued during the fiscal year ended December 31, 2006, valued at the closing price of our common stock on the date of issuance.

(3)
Consists of a warrant to purchase 4,000,000 common shares of the Company, which value was estimated using a Black-Scholes analysis. The exercise price is $0.19, the warrant expires on January 23, 2011 and contains a cashless provision.

(4)
Consists of a warrant to purchase 1,000,000 common shares of the Company, which value was estimated using a Black-Scholes analysis. The exercise price is $0.19, the warrant expires on January 23, 2011 and contains a cashless provision.

(5)	Mr. Newton was our Chief Financial Officer until July 2007.
(6)	Mr. Newton received no cash compensation during 2007 and 2006, but received 450,000 shares of common stock in 2006, which were valued at the closing price of our common stock on the date of issuance.
(7)	Mr. Williford has served as our Chief Financial Officer since July 2007.
(8)
Represents 500,000 shares of common stock that were issued pursuant to Mr. Williford’s consulting agreement for the fiscal year ended December 31, 2007, valued at the closing price of our common stock on the date of issuance.

(9)
Represents $3,000 in cash and 225,000 shares of our common stock issued in connection with a settlement for services rendered, the share of common stock were valued at the closing price of our common stock on the date of issuance.

Except as set forth above, no cash compensation, deferred compensation or long-term incentive plan awards were issued or granted to the Company’s management during the calendar years ended December 31, 2007 and 2006.

Independent Public Accountants

The Company has not selected the Company’s independent public accountants for the fiscal year ending December 31, 2008.  The Board at its discretion may direct the appointment of an independent accounting firm at any time during the subsequent year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

               A representative of McElravy, Kinchen, Associates, PC is expected to attend the Annual Meeting and is not expected to make a statement, but will be available to respond to appropriate questions and may make a statement if such representative desires to do so.

Malone & Bailey PC served as the independent auditor of the Company’s annual financial statements from the periods ending December 31, 2001, through December 31, 2006 and the subsequent interim period ended March 31, 2007.  From the date on which Malone & Bailey P. C. was engaged until the date they were dismissed, there were no disagreements with Malone & Bailey P. C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey P. C., would have caused Malone & Bailey P. C. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as that term is defined in Item 304(a) (1) (iv) of Regulation S-K.

Malone & Bailey, PC’s reports on the Company’s financial statements for years ended December 31, 2001, through December 31, 2006 did not contain adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

We provided Malone & Bailey PC with a copy of the foregoing disclosure a copy of the letter from Malone & Bailey P. C. was filed with the Form 8-K filed on July 31, 2007.

Principal Accountant Fees and Services

McElravy, Kinchen, Associates, PC were the Company’s auditors for the fiscal year ended December 31, 2007.  For their audit of our annual financial statements and for their review of our Quarterly Reports on Form 10-Q, McElravy, Kinchen, Associates, PC billed us a total of $25,050 for the fiscal year ended December 31, 2007.

Malone & Bailey were the Company’s auditors for the fiscal years ended December 31, 2006.  For their audit of our annual financial statements and for their review of our Quarterly Reports on Form 10-Q, Malone & Bailey billed us a total of $34,200 for the fiscal year ended December 31, 2006.

No other fees were billed for services by McElravy, Kinchen, Associates, PC or Malone & Bailey, PC, other than those covered in the preceding paragraph. No professional fees were billed for financial information, tax advice or planning, or system design and implementation.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors

We do not have a separate Audit Committee. Our full Board of Directors performs the functions of an Audit Committee. During fiscal year 2003, the Board of Directors adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Board of Directors or the engagement to render the service is entered into pursuant to the Board of Director’s pre-approval policies and procedures. On an annual basis, the Board of Directors may pre-approve services that are expected to be provided to us by the independent auditors during the following 12 months. At the time such pre-approval is granted, the Board of Directors must (1) identify the particular pre-approved services in a sufficient level of detail so that management will not be called upon to make judgment as to whether a proposed service fits within the pre-approved services and (2) establish a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy.

DESCRIPTION OF SECURTIES

Common Stock

As of May 30, 2008, there were 241,591,847 shares of common stock issued and outstanding and approximately 3,000 shareholders.

The holders of common stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders.  The holders of common stock have the sole right to vote, except as otherwise provided by law or by our certificate of incorporation, including provisions governing any preferred stock.  The common stock does not have any cumulative voting, preemptive, subscription or conversion rights.  Election of directors and other general stockholder action requires the affirmative vote of a majority of shares represented at a meeting in which a quorum is represented.  The outstanding shares of common stock are validly issued, fully paid and non-assessable.

Subject to the rights of any outstanding shares of preferred stock, the holders of common stock are entitled to receive dividends, if declared by our board of directors out of funds legally available.  In the event of liquidation, dissolution or winding up of the affairs of the Company, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment or provision for all liabilities and any preferential liquidation rights of any preferred stock then outstanding.

Series A Preferred Super Voting Convertible Stock.

Outstanding.  As of May 30, 2008, there were 1,000,000 shares of Series A Super Voting Convertible Preferred Stock outstanding.

Ranking. The Series A Super Voting Convertible Preferred Stock shall rank equal to all other classes of the Company’s capital stock with respect to dividends and as to rights upon liquidation, winding up or dissolution of the Company.

Voting Rights. Holders of shares of the Series A Super Voting Convertible Preferred Stock will be entitled to vote, together with the holders of the Common Stock, on all matters submitted to a vote of stockholders and cast 500 votes for each share of Series A Super Voting Convertible Preferred Stock. Holders of Series A Super Voting Convertible Preferred Stock have no cumulative voting rights or preemptive or other rights to subscribe for shares. The affirmative vote of the holders of a majority of the outstanding Series A Super Voting Convertible Preferred Stock and Common Stock combined, represented at a meeting at which a quorum is established, is sufficient for general corporation action.

Dividend Rights. The holders of the Series A Super Voting Convertible Preferred Stock are entitled to receive out of funds of the Company legally available therefore, dividends at the same rate as are paid to the Company’s common stock holders.

Conversion. Each share of Series A Super Voting Convertible Preferred Stock is convertible by the holder at any time into one share of common stock at the option of the holder of Series A Super Voting Convertible Preferred Stock.

Liquidation Rights. In the event of liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of Series A Super Voting Convertible Preferred Stock share pro rata with the common stock holders.

OTHER MATTERS

The Board knows of no other business to come before the Annual Meeting.  However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

By Order of the Board of Directors

Frank Neukomm
Chief Executive Officer

June __, 2008
Houston, Texas

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE OR BY FAX AT 713-465-1080. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING.  IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Annex A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

AMERICAN SECURITY RESOURCES CORPORATION

The undersigned natural person, acting as incorporator of the corporation under the Nevada Revised Statutes, adopts the following Articles of Incorporation for such corporation.

ARTICLE I

Name.  The name of the corporation is “American Security Resources Corporation” (hereinafter, the “Corporation”).

ARTICLE II

Period of Duration.  The period of duration of the Corporation is perpetual.

ARTICLE III

Purposes and Powers.  The purpose for which the Corporation is organized is to engage in any and all lawful business.

ARTICLE IV

Common Capitalization.  The Corporation shall have the authority to issue 500,000,000 shares of common voting stock having a par value of one mill ($0.001) per share.  All common voting stock of the Corporation shall be of the same class and shall have the same rights and preferences.  Fully paid stock of the Corporation shall not be liable for further call or assessment.  The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

Preferred Capitalization.  The Corporation shall also have authority to issue 2,000,000 shares of preferred stock having a par value of one mill ($0.001) per share.  The Board of Directors shall, by resolution and amendment to these Articles of Incorporation and without further approval of the stockholders of the Corporation, prescribe the classes, series and the number of each class or series of such preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series.

ARTICLE V

Directors.  The Corporation shall be governed by a Board of Directors consisting of no less than one director nor more than 10 directors, as determined by the Board of Directors.

ARTICLE VI

Control Share Acquisitions.  The provisions of NRS 78.378 to 78.3793, inclusive, are not applicable to the Corporation.

ARTICLE VII

Indemnification of Directors and Executive Officers.  To the fullest extent allowed by law, the directors and executive officers of the Corporation shall be entitled to indemnification from the Corporation for acts and omissions taking place in connection with their activities in such capacities.

____________________________________
Frank Neukomm

Annex B
American Security Resources Corp.

2008 Stock Option Plan

ARTICLE I - PLAN

1.1           Purpose.  This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2           Rule 16b-3 Plan.  The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act.  To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3           Effective Date of Plan.   The Plan shall be effective the earlier of July 31, 2008 or the day the shareholders of the Company approve the Plan (the “Effective Date”).  No Award shall be granted pursuant to the Plan ten years after the Effective Date.

ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1           “Affiliate” means any subsidiary corporation.  The term “subsidiary corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.2           “Award” means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award, Performance Stock Award or Stock Award.

2.3           “Board of Directors” means the board of directors of the Company.

2.4           “Code” means the Internal Revenue Code of 1986, as amended.

2.5           “Committee” means the Compensation Committee of the Board of Directors, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors.

2.6           “Company” means American Security Resources Corp., a Nevada corporation.

2.7           “Consultant” means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8           “Eligible Persons” shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.9           “Employee” means a person employed by the Company or any Affiliate to whom an Award is granted.

2.10           “Fair Market Value” of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq; or (c) if the Stock is not listed on the Nasdaq, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

2.11           “Incentive Option” means an option to purchase Stock granted under this Plan which is designated as an “Incentive Option” and satisfies the requirements of Section 422 of the Code.

2.12           “Non-Employee Directors” means that term as defined in Rule 16b-3 under the 1934 Act.

2.13           “Nonqualified Option” means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14           “Option” means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15           “Option Agreement” means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

2.16           “Outside Director” shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.17           “Plan” means the American Security Resources Corp. 2008 Stock Option Plan, as set out in this document and as it may be amended from time to time.

2.18           “Plan Year” means the Company’s fiscal year.

2.19           “Performance Stock Award” means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

 2.20           “Restricted Stock” means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged.  The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.21           “Restricted Stock Agreement” means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

2.22           “Restricted Stock Award” means an Award of Restricted Stock.

2.23           “Restricted Stock Purchase Price” means the purchase price, if any, per share of Restricted Stock subject to an Award.  The Committee shall determine the Restricted Stock Purchase Price.  It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.24           “Stock” means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.25           “Stock Appreciation Right” and “SAR” means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.26           “Stock Award” means an Award of Stock to an Eligible Person.

2.27           “10% Stockholder” means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate.  An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights, or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Non-Employee Director or Outside Director.  The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

           4.1           Authority to Grant Awards.   The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan.  The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

           4.2           Dedicated Shares.   The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 30,000,000 shares. The shares may be treasury shares or authorized but unissued shares.  The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.  In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

           4.3           Non-transferability.  Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder), and shall be exercisable, during the Eligible Person’s lifetime, only by him or a transferee permitted by this Section 4.  Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

           4.4           Requirements of Law.  The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law.  The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision.  In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

           4.5           Changes in the Company’s Capital Structure.

 (a)           The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

(b)           If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i)           Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation.  Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction.  The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding.  The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii)           All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration.  The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

 (c)           After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(d)           In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

(e)           The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6           Election under Section 83(b) of the Code.  No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee.  Any Employee doing so shall forfeit all Awards issued to him under this Plan.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS
5.1           Type of Option.  The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option.  Incentive Stock Options may only be granted to Employees.

5.2           Option Exercise Price.  The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of:  (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted.  The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value.  In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted.   The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

5.3           Duration of Options and SARS.  No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted.  In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

5.4           Amount Exercisable -- Incentive Options.   Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding.  To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option.  In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5           Exercise of Options.  Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

(a)           cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(b)           stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

(c)           an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

(d)           an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

(e)           any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

    As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person’s name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company.  Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange).  The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

5.6           Stock Appreciation Rights.  All Eligible Persons shall be eligible to receive Stock Appreciation Rights.  The Committee shall determine the SAR to be awarded from time to time to any Eligible Person.  The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company.  If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7           Stock Appreciation Rights in Tandem with Options.  Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock.  In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan.  Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8           Conditions of Stock Appreciation Rights.  All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

5.9           Payment of Stock Appreciation Rights.  The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR.  The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement.  If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10           Exercise on Termination of Employment.  Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR’s granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without Cause (defined below), other than death, retirement under the then established rules of the Company, or severance for disability.  The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.  Notwithstanding anything contained herein, no Option or SAR may be exercised after termination of employment for any reason (whether by death, disability, retirement or otherwise) if it has not vested as at the date of termination of employment.  Cause shall mean any of the following: (A) conviction of a crime (including conviction on a nolo contendere plea) involving a felony or dishonesty, or moral turpitude; (B) deliberate and continual refusal to perform employment duties reasonably requested by the Company or an affiliate after thirty (30) days’ written notice by certified mail of such failure to perform, specifying that the failure constitutes cause (other than as a result of vacation, sickness, illness or injury); (C) fraud or embezzlement as determined by an independent certified public accountant firm; or (D) gross misconduct or gross negligence in connection with the business of the Company or an affiliate which has substantial effect on the Company or the affiliate.

        5.11           Death.  If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or six months following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement.  After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s or SAR’s expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR’s agreement.

5.12           Retirement.  Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or three months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13           Disability.  If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14           Substitution Options.  Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company.  The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.15           Reload Options.   Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a “Reload Option”) in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement.  Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option.   Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option.  Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.16           No Rights as Stockholder.  No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

ARTICLE VI - AWARDS

6.1           Restricted Stock Awards.  The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant.  Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement.  The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2           Restrictions.  Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

(a)           a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

(b)           a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person’s employment during any period in which the shares remain subject to restrictions;

(c)           a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder’s dissemination of any secret or confidential information belonging to the Company or an Affiliate;

(d)           unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3           Stock Certificate.   Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

“The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the American Security Resources Corp.. 2008 Stock Option Plan, and an agreement entered into between the registered owner and the Company.  A copy of the Plan and agreement is on file in the office of the Secretary of the Company.”

6.4           Rights as Stockholder.   Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.  Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently.  Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5           Lapse of Restrictions.  At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person’s legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law.  By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6           Restriction Period.  No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

6.7           Award of Stock.  The Committee may award shares of Stock, without any cash payment for such shares or without any restrictions, to designated Eligible Persons for services rendered to the Company. The Stock may be awarded at, above or below the Fair Market Value on the date of grant.  The designation of a Stock Award shall be made by the Committee in writing at any time after such Eligible Person has provided value to the Company (or within such period as permitted by IRS regulations).  The Committee reserves the right to make adjustments in the amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

ARTICLE VII - PERFORMANCE STOCK AWARDS

7.1           Award of Performance Stock.  The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder.  The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).  The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met.  The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

7.2           Performance Goals.  Performance goals determined by the Committee may be based on specified increases in cash flow; net profits; Stock price; Company, segment, or Affiliate sales; market share; earnings per share; return on assets; and/or return on stockholders’ equity.

7.3           Eligibility.  The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

7.4           Certificate of Performance.  The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee.  If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding.  However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion.  If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

ARTICLE VIII - ADMINISTRATION

The Committee shall administer the Plan.   All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee.  A majority of the members of the Committee shall constitute a quorum.  All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.  This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options.  In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a)           determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

(b)           determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

(c)           determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

(d)           accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

(e)           define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

(f)           prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g)           make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company’s stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company’s stockholders.  Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

ARTICLE X - MISCELLANEOUS

10.1           No Establishment of a Trust Fund.   No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan.  All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

10.2           No Employment Obligation.  The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person.  The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3           Forfeiture.  Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate.  Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person’s competitive activity shall be final.  No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

10.4           Tax Withholding.  The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock.  In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise.  The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

10.5           Written Agreement or Course of Conduct.  Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company.  The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.  Notwithstanding the foregoing, a written agreement is not required if the Option or Award is granted in the ordinary course of conduct of the business and the Company has sufficient accounting records reflecting the services rendered in connection with the grant.

10.6           Indemnification of the Committee and the Board of Directors.  With respect  to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors.  However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors.  In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense.  This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

    10.7           Gender.  If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

    10.8           Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

    10.9           Other Compensation Plans.  The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

    10.10           Other Options or Awards.  The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

    10.11           Governing Law.  The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

FORM OF PROXY
AMERICAN SECURITY RESOURCES CORPORATION.
ANNUAL MEETING OF SHAREHOLDERS
July 11, 2008

AMERICAN SECURITY RESOURCES CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned shareholder of American Security Resources Corporation (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and appoints Frank Neukomm or Robert Farr and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the  undersigned at the Annual Meeting of Shareholders of the Company to the held at Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056, 11:00 A.M., Central Time, Friday, July 11, 2008, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder.  The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL ONE, VOTED FOR THE RATIFICATION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE AUTHROIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 500,000,000 UNDER PROPOSAL TWO, VOTED FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 TO 2,000,000 UNDER PROPOSAL THREE, VOTED FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION UNDER PROPOSAL FOUR, VOTED FOR THE RATIFICATION OF THE ISSUANCE 41,591,847 SHARES OF COMMON STOCK, OUR DERIVATIVE SECURITIES AND THE SHARES UNDERLYING OUR DERIVATIVE SECURITIES UNDER PROPOSAL FIVE AND VOTED FOR THE ADOPTION OF THE 2008 STOCK OPTION PLAN UNDER PROPOSAL SIX, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTORS’ NOMINEES UNDER PROPOSAL ONE. PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE OR BY FAX TO 713-465-1080.

     1.   To elect directors out of the five persons nominated to hold office until the 2009 Annual Meeting of Shareholders.  You may check some or all of the five nominees.

	For	Against	Abstain
Robert Farr	[ ]	[ ]	[ ]

Frank Neukomm	[ ]	[ ]	[ ]

Robert J. Wilson	[ ]	[ ]	[ ]

Alvie T. Merrill	[ ]	[ ]	[ ]

James R. Twedt	[ ]	[ ]	[ ]

     2.   To ratify an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized from 200,000,000 to 500,000,000.

           [  ]              [  ]             [  ]

     3.   To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of preferred stock authorized from 1,000,000 to 2,000,000.

           [  ]              [  ]             [  ]

    4.   To approve Company’s Amended and Restated Articles of Incorporation.

           [  ]              [  ]             [  ]

    5.   To ratify the Share Issuances and the Derivative Securities.

           [  ]              [  ]             [  ]

    6.  To approve the Company’s 2008 Stock Option Plan.
    [  ]              [  ]             [  ]

TO VOTE YOUR PROXY BY FAX:
Mark your vote, sign and date this proxy and fax to: 713-465-1080.

DATED: ______________________	_______________________________
[Signature]

_______________________________
[Signature if jointly held]

_______________________________
[Printed Name]